Discussion Materials May 1, 2013 Project Intrepid Exhibit (c)(19)

1. Strategic Rationale
2. Exchange Ratio Update
3. Pro Forma Analysis
Appendix
I. Pro Forma Analysis – Supplementary Materials
II. Transaction Structure Diagram
III. Pro Forma Capital Structure

Opportunity to become a pure-play GP with anticipated drop-down of remaining operating assets at NRGY to pro forma partnership
Future potential to warehouse additional development assets before contributing to pro forma partnership
Strong private equity partner in First Reserve that is capable of supporting the continued
growth of the business
Publicly-held units provide access to capital and currency for future acquisitions
Enhanced, experienced management teams
Strategic Rationale of Crestwood Transaction
Strategic Rationale
For NRGM
Provides a clear business and management platform to enter the more rapidly growing gathering and processing business
Increases scale and asset diversification with midstream assets in most U.S. shale plays
Complementary union of gathering and processing assets with storage, pipeline, and
NGL assets
Improved access to capital and ability to participate in larger projects due to scale and scope
Fee-based income and contracted cash flows help mitigate commodity price exposure at
Crestwood
Enhances depth of management
Ongoing growth support from three active avenues:
Organic projects
Acquisitions
Drop-downs from GP
Access to capital and transactions through relationship with First Reserve

1. Strategic Rationale
2. Exchange Ratio Update
3. Pro Forma Analysis
Appendix
I. Pro Forma Analysis – Supplementary Materials
II. Transaction Structure Diagram
III. Pro Forma Capital Structure

Exchange Ratio Analysis
NRGM Units Issued Per CMLP Unit at Market
Historical Exchange Ratio – Year-to-Date
Note:
Market data as of 4/29/2013
(1) Includes 675,000 additional CMLP common units acquired by the underwriters pursuant to their 30-day option granted under the terms of the original public offering of 4.5 million common units
Source: Capital IQ
18-Mar-13: CMLP announces public
offering of 5.25 million common
units at $23.90 per unit
(1)
0.941
Exchange Ratio
Historical Averages
25-Apr-13: NRGM announces
increase in quarterly cash
distribution to $0.395 from $0.390
Unit Performance – YTD
$23.76
$25.26
$21.81
Exchange Ratio Update
18-Apr-13: CMLP announces that it
is maintaining its quarterly cash
distribution at $0.51
0.900
0.950
1.000
1.050
1.100
1.150
1.200
2-Jan 15-Jan 28-Jan 10-Feb 23-Feb 8-Mar 21-Mar 3-Apr 16-Apr 29-Apr
Exchange
Ratio
Premium to
Current
Current 0.941 0.0%
20-day Avg. 1.034 9.9%
1 Month Avg. 1.029 9.3%
YTD Avg. 1.049 11.5%
1/2 1/15 1/28 2/10 2/23 3/8 3/21 4/3 4/16 4/29
NRGY NRGM CMLP

1. Strategic Rationale
2. Exchange Ratio Update
3. Pro Forma Analysis
Appendix
I. Pro Forma Analysis – Supplementary Materials
II. Transaction Structure Diagram
III. Pro Forma Capital Structure

Crestwood MIDSTREAM PARTNERS LP

Granite Wash
22,000+ acres
10-13 year contracts
~30-40% Developed
Barnett Shale
140,000+ acres
10-20 year contracts
~60% Developed
Fayetteville Shale
100,000+ acres
15 year contracts
10-20% Developed
Marcellus Shale
136,000+ acres
20 year contract
<5% Developed
+ ROFO on Antero's Western rich gas AOD
Avalon Shale
55,000 acres to be redeveloped as rich gas play
5 year contracts
Haynesville Shale
20,000+ acres
5-10 year contracts
<20% Developed

Greenhill

Crestwood Midstream Partners LP
Operations Overview
Crestwood Asset Overview
(3)
Notes:
(1) Key operating statistics as of 4/1/2013
(2) Per CMLP Base Case 5-Year Forecast Model (excluding wedge capital) from
Crestwood management; Operating Margin defined as revenues less purchases and operating costs (excludes G&A costs); based on CMLP fiscal year ended December
31
(3) Per Crestwood management presentation (4/11/2013)
(4) NYMEX Henry Hub prices per Bloomberg; market prices as of 4/19/2013; analyst targets represent Bloomberg coverage universe
Source: Company filings, Company presentations, FactSet, Capital IQ, Bloomberg
Pro Forma Analysis
Crestwood has no direct
commodity price risk as its
contracts are fee-for-service
Its commodity exposure
exists purely from potential
volume reductions resulting
from reduced drilling and /
or production in weak
commodity price (primarily
natural gas) environments
Nat. Gas Forward Price Curve
(4)
$ per MMBtu
Operating Metric Statistic
Miles of Pipeline 849
Processing Plants 6
Compression HP (000's) 259
Gathering Volume (MMcf/d) 1,000
Processing Volume (MMcf/d) 224
2014E Oper. Margin
$ % of Total
($ in millions)
Barnett Rich Gas $75.0 30.7%
Barnett Dry Gas 42.0 17.2%
Total Barnett $117.1 47.9%
Total Marcellus 90.2 37.0%
Fayetteville 26.1 10.7%
Granite Wash 7.4 3.0%
Haynesville 3.4 1.4%
Avalon 0.1 0.0%
Total Operating Margin $244.2 100.0%
Basin
Key Operating Statistics
(1)(2)
$3.00
$3.50
$4.00
$4.50
$5.00
$5.50
$6.00
$6.50
2013E 2014E 2015E 2016E
Current Fwd Analyst Median
Analyst High Analyst Low

Crestwood Base Case
Summary Financial Projections
Pro Forma Analysis
($ in millions except per unit amounts)
Calendarized to FYE September 30,
Revenue, less purchases 2014E 2015E 2016E 2017E
Barnett Rich $92.6 $100.0 $106.7 $113.4
7.0%
Granite Wash 8.9 13.5 15.9 17.9 26.2%
Avalon Shale 0.3 0.3 0.2 0.2
(14.8%)
Marcellus Shale 90.5 124.9 137.2 149.3 18.2%
Total Rich Revenue $192.3 $238.7 $260.0 $280.8 13.4%
% of Total Revenue 67.9% 68.0% 66.4% 65.3%
Barnett Dry $51.0 $58.1 $61.6 $65.0
8.4%
Fayetteville Shale 35.3 46.6 62.0 75.2 28.6%
Haynesville 4.8 7.6 8.2 8.8
22.7%
Total Dry Revenue $91.1 $112.4 $131.7 $149.0 17.8%
% of Total Revenue 32.1% 32.0% 33.6% 34.7%
Total Revenue $283.4 $351.1 $391.7 $429.8 14.9%
(-) Operating Expenses ($53.3) ($58.4) ($61.7) ($64.6)
(-) G&A (29.1) (30.3) (31.5) (32.8)
(+) EBITDA from Wedge Capital 0.0 0.0 0.0 0.0
(+) Other Adjustments 0.1 0.0 0.0 0.0
Adjusted EBITDA $201.1 $262.4 $298.5 $332.4 18.2%
(-) Cash Interest Expense ($48.9) ($62.2) ($67.2) ($72.7)
(-) Maintenance Capex (7.9) (7.6) (8.6) (11.1)
(+) Non-cash Compensation 4.3 4.7 4.9 5.1
Distributable Cash Flow $148.5 $197.3 $227.6 $253.7 19.5%
Cash Distributions to LP Unitholders $125.2 $144.0 $158.4 $170.8
Cash Distributions to GP for IDRs 28.1 44.0 58.4 70.8
Cash Distributions Paid $153.3 $187.9 $216.7 $241.6
Average Units Outstanding (mm) 60.540 60.578 60.578 60.578
Distribution Declared Per Unit $2.13 $2.38 $2.61 $2.82 9.9%
Distribution Coverage Ratio 0.97x 1.05x 1.05x 1.05x
Growth Capex $98.0 $76.3 $71.7 $65.4
Net Debt $924.1 $992.3 $1,053.2 $1,105.5
Net Debt / Adjusted EBITDA 4.6x 3.8x 3.5x 3.3x
3-Year
CAGR
(1)
Notes:
(1) Adjustment for non-cash cash compensation
not included in pro forma analysis of combined
company
(2) Unadjusted declared distribution per 5-Year
CMLP Forecast Model from CMLP
Management; Distribution total reflects the
impact of PIK units not receiving a cash
distribution in Q1 2014 (9/30 FYE)
Source: CMLP 5-Year Forecast Model from CMLP
Management; calendarized to 9/30 FYE
(2)
CMLP’s Base Case financial
projections remain the same
as those that were presented
the Board on April 24
th

Pro Forma Analysis
Crestwood Base Case (cont’d)
Summary Operating Statistics
Note:
(1) Compression volumes related to the Marcellus only
Source: 5-Year CMLP forecast model from Crestwood management; calendarized to 9/30 FYE
Calendarized to FYE September 30,
Gathering Volumes (MMcfd)
2014E 2015E 2016E 2017E
Barnett Rich 212.1 210.7 212.3 215.1
0.5%
Granite Wash 41.7 56.9 64.4 70.6 19.2%
Avalon Shale 5.5 4.4 3.8 3.3
(16.1%)
Marcellus Shale 530.8 680.7 728.4 772.6 13.3%
Total Rich Gathering Volumes 790.1 952.6 1,008.9 1,061.7 10.3%
% of Total Gathering 67.1% 67.1% 66.1% 65.5%
Barnett Dry 248.0 274.4 277.3 281.8
4.4%
Fayetteville Shale 111.6 152.0 194.4 228.2 26.9%
Haynesville Shale 28.7 41.0 45.1 48.2 18.8%
Total Dry Gathering Volumes 388.3 467.5 516.8 558.2 12.9%
% of Total Gathering 32.9% 32.9% 33.9% 34.5%
Total Gathering Volumes 1,178.4 1,420.1 1,525.7 1,619.9 11.2%
Processing Volumes (MMcfd)
Barnett 203.0 201.7 203.3 206.0
Granite Wash 41.3 56.3 63.7 69.9
Total Processing Volumes 244.3 258.0 267.0 276.0 4.1%
Compression Volumes (MMcfd)
Total Compression Volumes 484.6 691.4 739.7 784.1 17.4%
Well Connections (Connections Per Year)
Barnett Rich 65 68 68 68
Granite Wash 14 16 15 15
Avalon Shale 0 0 0 0
Marcellus Shale 84 83 72 73
Total Rich Well Connections 163 167 155 156 (1.4%)
Barnett Dry 30 37 33 32
Fayetteville Shale 26 54 60 60
Haynesville Shale 4 5 5 5
Total Dry Well Connections 60 96 98 97 17.4%
Total Well Connections 223 263 253 253 4.3%
3-Year
CAGR
(1)

NRGY Current Unit Price $21.44 NRGM Current Unit Price $23.87
Present Value Calculations Present Value Calculations
Premium to Premium to
PV Current PV Current
1. Status Quo $26.31 0.0% 22.7% 1. Status Quo $25.29 0.0% 5.9%
2. Spin NRGM Interest (to 15%) $25.59 (2.7%) 19.4% 2. Spin NRGM Interest (to 15%) $25.29 0.0% 5.9%
I. CMLP Base Case $27.96 6.3% 30.4% I. CMLP Base Case $25.29 0.0% 5.9%
I. CMLP Base Case $29.59 12.5% 38.0% I. CMLP Base Case $28.00 10.7% 17.3%
Scenario Scenario
Unit
Value
Unit
Value
Summary of Unitholder Value Creation
Present Value to Inergy Unitholders
NRGY Unitholder NRGM Unitholder
Standalone Scenarios
(Pre-Dropdown of Remaining NRGY
Operating Assets)
NRGM 100% Unit Spin &
GP Transaction
(Pre-MLP Merger & Pre-Dropdown of
Remaining NRGY Operating
Assets)
Notes:
(1) Based on 20-day VWAP as of 4/29/2013
(2) Based on present value of projected distributions from 2014 to 2017; Assumes valuation date of September 30, 2013; See analysis within for more detail
(3) Simplified language; “Spin” refers to distribution of some portion of NRGM units held at NRGY to NRGY unitholders; Projected distributions based on management guidance
(4) NRGY unitholder value in all “Spin” scenarios composed of present value of pro forma NRGY unit and pro rata share of pro forma NRGM unit to be distributed to NRGY unitholders
(5) Present value of projected distributions and terminal value at a 10% discount rate
(2) (2)
(5)
(3)(4)
(5)
(1) (1)
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(Pre-Dropdown of Remaining NRGY
Operating Assets)
Pro Forma Analysis
I I
I I
(3)(4)

1. Strategic Rationale
2. Exchange Ratio Update
3. Pro Forma Analysis
A. Unit Spin & GP Transaction
B. Unit Spin, GP Transaction & MLP Merger
Appendix
I. Pro Forma Analysis – Supplementary Materials
II. Transaction Structure Diagram
III. Pro Forma Capital Structure

Step #3A - NRGY Acquires Crestwood's GP & IDRs
CMLP GP Purchase Price $450.0
NRGY Pro Forma Unit Price (Post-Spin) $11.22
NRGY Units Issued to CH for GP & IDRs 40.107
Step #3B - NRGY Acquires CMLP Units from CH
CH Target Interest in Pro Forma NRGY 29.0%
NRGY Current Units Outstanding 131.750
Target NRGY Units Issued 53.813
(-) NRGY Units Issued for GP & IDRs (40.107)
Additional NRGY Units Issued to CH 13.706
NRGY Pro Forma Unit Price (Post-Spin) $11.22
Value of Additional NRGY Units Issue to CH $153.8
CMLP Current Unit Price $24.53
CMLP Units Acquired from CH (at market) 6.270
Transaction Scenario Overview
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
($ in millions except per unit amounts)
Notes: Market data as of 4/29/2013
(1) Based on 20-day VWAP as of 4/29/2013
(2) Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders
(3) Crestwood Holdings may choose to exercise “top-up” option or not; Analysis assumes option is exercised
“CH” refers to Crestwood Holdings
(3)
NRGM 100% Unit Spin &
GP Transaction (CMLP Base Case)
Pre-MLP Merger & Pre-Dropdown of
Remaining NRGY Operating Assets
Pro Forma Analysis
Pro Forma Snapshot
After Steps #1-3 (Pre-MLP Merger)
Pro Forma Units Outstanding
Beginning NRGM Units Outstanding 85.903
(+) No Change (Pre-MLP Merger) 0.000
Pro Forma NRGM Units Outstanding 85.903
Beginning NRGY Units Outstanding 131.750
(+) Units Issued for GP Transaction 53.813
Pro Forma NRGY Units Outstanding 185.564
Pro Forma Ownership
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Distributed to Unitholders (56.399)
Pro Forma NRGM Units Owned by NRGY
0.000
NRGY Pro Forma Interest in NRGM 0.0%
NRGY Units Issued to CH Stakeholders 53.813
Crestwood Holdings PF Interest in NRGY 29.0%
CMLP Units Acquired by NRGY from CH 6.270
NRGY Pro Forma Interest in CMLP 10.3%
Step #1 - CH Acquires IHGP from Stakeholders
Step #2 - NRGY Distributes NRGM Units
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Retained by NRGY 0.000
NRGM Units Distributed to Unitholders 56.399
Current NRGM Unit Price
(1)
$23.87
Market Value of NRGM Units Distributed $1,346.3
NRGY Current Units Outstanding 131.750
NRGY Current Unit Price
(1)
$21.44
NRGY Current Market Capitalization $2,824.5
(-) Market Value of Units Distributed (1,346.3)
NRGY Pro Forma Market Capitalization $1,478.2
Implied Pro Forma NRGY Unit Price $11.22
Pro Forma NRGY 2014E Distr. Per Unit
(2)
$0.64
Implied Pro Forma NRGY Yield 5.7%
NRGM Units Distributed to Unitholders 56.399
NRGY Current Units Outstanding 131.750
NRGM Units Distributed per NRGY Unit 0.428

Pro Forma Financials – NRGY
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
Note: Market data as of 4/29/2013
NRGM 100% Unit Spin &
GP Transaction (CMLP Base Case)
Pre-MLP Merger & Pre-Dropdown of
Remaining NRGY Operating Assets
Pro Forma Analysis
($ in millions, except per unit amounts)
NRGY Standalone (Post-Spin) Adjustments NRGY Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown:
2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from NRGY Operating Assets $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5
Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
Distributions from NRGM GP Interest 19.1 24.1 28.3 36.5 0.0 0.0 0.0 0.0 19.1 24.1 28.3 36.5
Distributions from CMLP LP Interest 0.0 0.0 0.0 0.0 13.3 14.9 16.4 17.7 13.3 14.9 16.4 17.7
Distributions from CMLP GP Interest 0.0 0.0 0.0 0.0 28.1 44.0 58.4 70.8 28.1 44.0 58.4 70.8
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $107.3 $126.8 $141.7 $153.2 $148.6 $185.7 $216.4 $241.7
Interest Expense (Net) ($14.3) ($17.9) ($19.6) ($19.4) ($14.3) ($17.7) ($19.3) ($18.9)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $89.0 $105.0 $118.1 $129.9 $130.4 $164.0 $193.2 $218.9
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Total Distributions Paid to LPs $84.8 $100.0 $112.5 $123.7 $124.2 $156.2 $184.0 $208.5
Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.564 185.564 185.564 185.564
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564
Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564
Distributable Cash Flow Per LP Unit $0.68 $0.80 $0.90 $0.99 $0.70 $0.88 $1.04 $1.18
Accretion / (Dilution) (%) 4.0% 10.9% 16.1% 19.7%
Paid Distribution Per LP Unit $0.64 $0.76 $0.85 $0.94 $0.67 $0.84 $0.99 $1.12
Accretion / (Dilution) (%) 4.0% 10.9% 16.1% 19.7%
Implied NRGY Unit Price @ 5.4% yield >>> $11.89 $14.03 $15.78 $17.35 Implied NRGY Unit Price @ 5.4% yield >>> $12.37 $15.56 $18.32 $20.76
Coverage Cash $4.2 $5.0 $5.6 $6.2 $6.2 $7.8 $9.2 $10.4
Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0)
Free Cash Flow (Cash Shortfall) ($3.9) ($39.6) $3.6 $4.2 ($1.9) ($36.8) $7.2 $8.4
Shortfall Coverage from Debt ($3.9) ($39.6) $0.0 $0.0 ($1.9) ($36.8) $0.0 $0.0
Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $11.30 $13.32 $14.99 $16.48 $11.75 $14.78 $17.41 $19.72
New Intrepid Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $0.0 $0.0 $3.6 $4.2 $0.0 $0.0 $7.2 $8.4
Beginning Total Debt $330.6 $334.4 $374.1 $370.4 $0.0 $330.6 $332.5 $369.3 $362.1
Debt Drawdown (Paydown) 3.9 39.6 (3.6) (4.2) 1.9 36.8 (7.2) (8.4)
Ending Total Debt $334.4 $374.1 $370.4 $366.2 $332.5 $369.3 $362.1 $353.6
Total Debt / Adjusted EBITDA 3.1x 3.0x 2.6x 2.4x 2.2x 2.0x 1.7x 1.5x
Total Net Debt / Adjusted EBITDA
3.1x 2.9x 2.6x 2.4x 2.2x 2.0x 1.7x 1.5x

NRGY Pro Forma Yield

NRGY Pro Forma Yield

Greenhill

NRGY
Status Quo
NRGY
Pro Forma
(Post-Spin)
(1)
(1)
(2)
(3)
(3)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed to per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); Market data as of 4/29/2013
(4) Represents premium to 20-day VWAP as of 4/29/2013
Pro Forma Distributions & Value Creation
NRGY Distributes NRGM Units (100%) and Acquires CMLP’s GP & IDRs for $450 million
NRGY Sensitivities
2014E Distribution Accretion Value Creation
NRGM 100% Unit Spin &
GP Transaction (CMLP Base Case)
Pre-MLP Merger & Pre-Dropdown of
Remaining NRGY Operating Assets
(4)
Pro Forma Analysis
CMLP
Base Case
4.00% 4.0%
4.50% 4.0%
5.00% 4.0%
5.41% 4.0%
6.00% 4.0%
6.50% 4.0%
CMLP
Base Case
4.00% 25.3%
4.50% 17.2%
5.00% 10.7%
5.41% 6.3%
6.00% 1.0%
6.50% (2.8%)
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.31 $1.45 $1.57 $1.69 $31.27 8.9%
$26.31
NRGY Unitholder Interest 1.000 5.41% Capitalization Rate
Implied Value to NRGY Unitholder $26.31
NRGY Distribution (Spin & GP Transaction) $0.67 $0.84 $0.99 $1.12 $20.76 18.8%
$17.13
NRGY Unitholder Interest 1.000 5.41% Capitalization Rate
Implied Value to NRGY Unitholder $17.13
$10.82
Adjusted Value to NRGY Unitholder $27.96
Premium to Status Quo NRGY Unit Value 6.3%
30.4%
Implied NRGY Unit Price
Implied NRGY Unit Price
(+) Pro Rata Share of NRGM Unit Value
Premium to Current NRGY Unit Price
Terminal Value Assumption:
Terminal Value Assumption:

1. Strategic Rationale
2. Exchange Ratio Update
3. Pro Forma Analysis
A. Unit Spin & GP Transaction
B. Unit Spin, GP Transaction & MLP Merger
Appendix
I. Pro Forma Analysis – Supplementary Materials
II. Transaction Structure Diagram
III. Pro Forma Capital Structure

Step #3A - NRGY Acquires Crestwood's GP & IDRs
CMLP GP Purchase Price $450.0
NRGY Pro Forma Unit Price (Post-Spin) $11.22
NRGY Units Issued to CH for GP & IDRs 40.107
Step #3B - NRGY Acquires CMLP Units from CH
CH Target Interest in Pro Forma NRGY 29.0%
NRGY Current Units Outstanding 131.750
Target NRGY Units Issued 53.813
(-) NRGY Units Issued for GP & IDRs (40.107)
Additional NRGY Units Issued to CH 13.706
NRGY Pro Forma Unit Price (Post-Spin) $11.22
Value of Additional NRGY Units Issue to CH $153.8
CMLP Current Unit Price $24.53
CMLP Units Acquired from CH (at market) 6.270
Transaction Scenario Overview
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
($ in millions except per unit amounts)
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Base Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
Notes: Market data as of 4/29/2013
(1) Based on 20-day VWAP as of 4/29/2013
(2) Estimated distribution at a 1.05x coverage ratio after distributing 100% of NRGM units held at NRGY to unitholders
(3) Crestwood Holdings may choose to exercise “top-up” option or not; if the MLP merger is completed, NRGY will receive M units in the same proportion instead of CMLP units; Analysis assumes option is exercised
“CH” refers to Crestwood Holdings
(3)
(2)
(1)
(1)
Step #1 - CH Acquires IHGP from Stakeholders
Step #2 - NRGY Distributes NRGM Units
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Retained by NRGY 0.000
NRGM Units Distributed to Unitholders 56.399
Current NRGM Unit Price $23.87
Market Value of NRGM Units Distributed $1,346.3
NRGY Current Units Outstanding 131.750
NRGY Current Unit Price $21.44
NRGY Current Market Capitalization $2,824.5
(-) Market Value of Units Distributed (1,346.3)
NRGY Pro Forma Market Capitalization $1,478.2
Implied Pro Forma NRGY Unit Price $11.22
Pro Forma NRGY 2014E Distr. Per Unit $0.64
Implied Pro Forma NRGY Yield 5.7%
NRGM Units Distributed to Unitholders 56.399
NRGY Current Units Outstanding 131.750
NRGM Units Distributed per NRGY Unit 0.428
Pro Forma Snapshot
After Steps #1-4 (Pre-Dropdown)
Pro Forma Units Outstanding
Beginning NRGM Units Outstanding 85.903
(+) Units Issued to Acquire CMLP 65.357
Pro Forma NRGM Units Outstanding 151.260
Beginning NRGY Units Outstanding 131.750
(+) Units Issued for GP Transaction 53.813
Pro Forma NRGY Units Outstanding 185.564
Pro Forma Ownership
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Distributed to Unitholders (56.399)
(+) NRGM Units Issued to NRGY in Merger 6.764
Pro Forma NRGM Units Owned by NRGY 6.764
NRGY Pro Forma Interest in NRGM 4.5%
NRGY Units Issued to CH Stakeholders 53.813
Crestwood Holdings PF Interest in NRGY 29.0%
CMLP Units Owned by CH Stakeholders 20.224
Merger Exchange Ratio 1.079
NRGM Units Issued to CH Stakeholders 21.820
Crestwood Holdings PF Interest in NRGM 14.4%
NRGM Units Issued to Public CMLP Unithldrs 36.773
Public CMLP Unitholder PF Interest in NRGM 24.3%
Pro Forma Analysis
Step #4 - NRGM Merges with CMLP
CMLP Current Unit Price $24.53
Purchase Premium 5.0%
Purchase Price Per CMLP Unit $25.75
CMLP Total Units Outstanding 60.578
Equity Purchase Price for CMLP $1,560.1
NRGM Current Unit Price $23.87
NRGM Units Issued 65.357
Implied Merger Exchange Ratio 1.079
Beginning CMLP Units Owned by CH 26.494
(-) CMLP Units Acquired by NRGY (6.270)
Pro Forma CMLP Units Owned by CH 20.224
CMLP Units "Owned" by NRGY 6.270
Merger Exchange Ratio 1.079
NRGM Units Issued to NRGY for Merger 6.764
NRGM Special Cash Distribution to CMLP
Cash Payment for Special Distribution $25.0
CMLP Units Outstanding 60.578
Special Distribution to CMLP Unitholder $0.41
Implied Premium to Current CMLP Unit Price 1.7%
Portion of Special Distribution to NRGY $2.6
(1)

Pro Forma Financials – NRGY
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
Note: Market data as of 4/29/2013
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Base Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
($ in millions, except per unit amounts)
NRGY Standalone (Post-Spin) Adjustments NRGY Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Operating Assets $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5
Distributions from NRGM LP Interest 0.0 0.0 0.0 0.0 11.9 13.2 14.0 14.9 11.9 13.2 14.0 14.9
Distributions from NRGM GP Interest 19.1 24.1 28.3 36.5 22.4 49.5 67.0 80.2 41.6 73.6 95.2 116.7
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $107.3 $126.8 $141.7 $153.2 $141.5 $189.5 $222.7 $248.3
Interest Expense (Net) ($14.3) ($17.9) ($19.6) ($19.4) ($14.2) ($17.6) ($19.2) ($18.8)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $89.0 $105.0 $118.1 $129.9 $123.4 $167.9 $199.5 $225.6
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Total Distributions Paid to LPs $84.8 $100.0 $112.5 $123.7 $117.5 $159.9 $190.0 $214.8
Beginning Common Units 131.750 131.750 131.750 131.750 53.813 185.564 185.564 185.564 185.564
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564
Average Common Units Outstanding 131.750 131.750 131.750 131.750 185.564 185.564 185.564 185.564
Distributable Cash Flow Per LP Unit $0.68 $0.80 $0.90 $0.99 $0.67 $0.90 $1.08 $1.22
Accretion / (Dilution) (%) (1.6%) 13.6% 20.0% 23.3%
Paid Distribution Per LP Unit $0.64 $0.76 $0.85 $0.94 $0.63 $0.86 $1.02 $1.16
Accretion / (Dilution) (%) (1.6%) 13.6% 20.0% 23.3%
Implied NRGY Unit Price @ 5.4% yield >>> $11.89 $14.03 $15.78 $17.35 Implied NRGY Unit Price @ 5.4% yield >>> $11.71 $15.93 $18.93 $21.40
Coverage Cash $4.2 $5.0 $5.6 $6.2 $5.9 $8.0 $9.5 $10.7
Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0)
Free Cash Flow (Cash Shortfall) ($3.9) ($39.6) $3.6 $4.2 ($2.2) ($36.6) $7.5 $8.7
Shortfall Coverage from Debt ($3.9) ($39.6) $0.0 $0.0 ($2.2) ($36.6) $0.0 $0.0
Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $11.30 $13.32 $14.99 $16.48 $11.12 $15.13 $17.98 $20.33
New NRGY Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $0.0 $0.0 $3.6 $4.2 $0.0 $0.0 $7.5 $8.7
Beginning Total Debt $331.2 $335.0 $374.7 $371.0 ($2.6) $328.6 $330.8 $367.4 $359.9
Debt Drawdown (Paydown) 3.9 39.6 (3.6) (4.2) 2.2 36.6 (7.5) (8.7)
Ending Total Debt $335.0 $374.7 $371.0 $366.8 $330.8 $367.4 $359.9 $351.2
Total Debt / Adjusted EBITDA
3.1x 3.0x 2.6x 2.4x 2.3x 1.9x 1.6x 1.4x
Total Net Debt / Adjusted EBITDA 3.1x 2.9x 2.6x 2.4x 2.3x 1.9x 1.6x 1.4x
Pro Forma Analysis

Pro Forma Financials – NRGM
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
Note: Market data as of 4/29/2013
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Base Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
($ in millions, except per unit amounts) NRGM Status Quo (Pre-Dropdown) Adjustments NRGM Pro Forma
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Existing Operations $223.5 $242.7 $260.9 $287.5 $223.5 $242.7 $260.9 $287.5
EBITDA from NRGY Dropdown Assets 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
(+) CMLP Adjusted EBITDA 0.0 0.0 0.0 0.0 201.1 262.4 298.5 332.4 201.1 262.4 298.5 332.4
(+) Synergies 0.0 0.0 0.0 0.0 5.0 10.0 15.0 15.0 5.0 10.0 15.0 15.0
Total NRGM Adjusted EBITDA $223.5 $242.7 $260.9 $287.5 $429.6 $515.0 $574.4 $634.9
Interest Expense (Net) ($42.8) ($50.7) ($55.3) ($59.8) ($89.9) ($102.2) ($108.4) ($117.1)
Maintenance Capex (7.0) (7.8) (8.2) (8.6) (7.9) (7.6) (8.6) (11.1) (14.9) (15.4) (16.8) (19.7)
Total Distributable Cash Flow (To All) $173.7 $184.1 $197.3 $219.1 $324.8 $397.4 $449.1 $498.1
Distribution Coverage Ratio 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x 1.05x
Distributions Paid to LPs $146.3 $151.3 $159.7 $172.2 $267.8 $304.9 $332.5 $357.7
Distributions Paid to GP 19.1 24.1 28.3 36.5 41.6 73.6 95.2 116.7
Total Distributions Paid $165.4 $175.4 $187.9 $208.6 $309.4 $378.5 $427.7 $474.4
Beginning Common Units 85.903 85.903 85.903 91.715 65.357 151.260 154.416 158.152 162.498
New Units Issued 0.000 0.000 5.812 0.000 3.156 3.736 4.346 0.732
Ending Common Units 85.903 85.903 91.715 91.715 154.416 158.152 162.498 163.230
Average Common Units Outstanding 85.903 85.903 88.809 91.715 152.838 156.284 160.325 162.864
Distributable Cash Flow Per LP Unit $1.80 $1.86 $1.90 $1.99 $1.85 $2.07 $2.21 $2.34
Accretion / (Dilution) (%) 3.0% 11.2% 15.9% 17.6%
Paid Distribution Per LP Unit $1.70 $1.76 $1.80 $1.88 $1.75 $1.95 $2.07 $2.20
Accretion / (Dilution) (%) 2.9% 10.8% 15.3% 17.0%
Implied NRGM Unit Price @ 6.6% yield >>> $25.73 $26.60 $27.17 $28.37 Implied NRGM Unit Price @ 7.0% yield >>> $25.03 $27.87 $29.63 $31.38
Coverage Cash $8.3 $8.8 $9.4 $10.4 $15.5 $18.9 $21.4 $23.7
Growth Capex (67.6) (140.5) (194.3) (2.0) (98.0) (76.3) (71.7) (65.4) (165.6) (216.8) (266.0) (67.4)
Subordinated Note Issuance 0.0 200.0 0.0 0.0 0.0 0.0 0.0 0.0
Free Cash Flow (Cash Shortfall) ($59.3) $68.3 ($185.0) $8.4 ($150.1) ($197.8) ($244.6) ($43.6)
Cash (Shortfall) Coverage from Debt $0.0 $0.0 $0.0 $0.0 ($75.1) ($98.9) ($122.3) ($21.8)
Cash (Shortfall) Coverage from Equity 0.0 0.0 (150.0) 0.0 (75.1) (98.9) (122.3) (21.8)
New Equity Issue Price (5.0% Discount) $24.44 $25.27 $25.81 $26.95 $23.78 $26.48 $28.15 $29.81
New Midway Units Issued 0.000 0.000 5.812 0.000 3.156 3.736 4.346 0.732
Post-Capital Raise Free Cash Flow ($59.3) $68.3 ($35.0) $8.4 $0.0 $0.0 $0.0 $0.0
Beginning Total Debt $777.9 $837.2 $968.9 $1,003.9 $843.2 $1,621.1 $1,696.1 $1,795.0 $1,917.4
Debt Drawdown (Paydown) 59.3 (68.3) 35.0 (8.4) 75.1 98.9 122.3 21.8
Ending Total Debt $837.2 $768.9 $1,003.9 $995.4 $1,696.1 $1,795.0 $1,917.4 $1,939.2
Total Debt / Adjusted EBITDA
3.7x 3.2x 3.8x 3.5x 3.9x 3.5x 3.3x 3.1x
Total Net Debt / Adjusted EBITDA 3.7x 3.2x 3.8x 3.5x 3.9x 3.5x 3.3x 3.1x
Pro Forma Analysis

NRGY
Status Quo
NRGY
Pro Forma
(Pre-Dropdown)
(1)
(1)
(2)
(3)
(3)
NRGM
Status Quo
NRGM
Pro Forma
(Pre-Dropdown)
(1)
(1)
(3)
(4)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.428) of NRGM units distributed to per NRGY unit to legacy NRGY unitholders (see transaction summary for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); Market data as of 4/29/2013
(4) Estimated NRGM pro forma distribution yield (post-merger)
(5) Represents premium to 20-day VWAP as of 4/29/2013
Pro Forma Distributions & Value Creation
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Base Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
(5)
(5)
Pro Forma Analysis
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.31 $1.45 $1.57 $1.69 $31.27 8.9%
Implied NRGY Unit Price $26.31 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.41% Capitalization Rate
Implied Value to NRGY Unitholder $26.31
Premium to Current NRGY Unit Price 22.7%
NRGY Distribution (Pre-Dropdown) $0.63 $0.86 $1.02 $1.16 $21.40 22.3%
Implied NRGY Unit Price $17.60
Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.41% Capitalization Rate
Implied Value to NRGY Unitholder $17.60
(+) Pro Rata Share of NRGM Unit Value $11.99
Adjusted Value to NRGY Unitholder $29.59
Premium to Status Quo NRGY Unit Value 12.5%
Premium to Current NRGY Unit Price 38.0%
2014E 2015E 2016E 2017E Terminal CAGR
NRGM Distribution (Status Quo) $1.70 $1.76 $1.80 $1.88 $28.37 3.3%
Implied NRGM Unit Price $25.29 Terminal Value Assumption:
NRGM Unitholder Interest 1.000 6.62% Capitalization Rate
Implied Value to NRGM Unitholder $25.29
Premium to Current NRGM Unit Price 5.9%
NRGM Distribution (Pre-Dropdown) $1.75 $1.95 $2.07 $2.20 $31.38 7.8%
Implied NRGM Unit Price $28.00
Terminal Value Assumption:
NRGM Unitholder Interest 1.000
7.00% Capitalization Rate
Implied Value to NRGM Unitholder $28.00
Premium to Status Quo NRGM Unit Value 10.7%
Premium to Current NRGM Unit Price 17.3%

(1)
(1)
(3)
(4)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Represents pro rata share of $25 million one-time cash payment from NRGM to CMLP unitholders on record as of the moment immediately before MLP merger (including NRGY)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); Market data as of 4/29/2013
(4) Estimated NRGM pro forma distribution yield (post-merger)
(5) Represents premium to 20-day VWAP as of 4/29/2013
Pro Forma Distributions & Value Creation (cont’d)
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
CMLP
Status Quo
CMLP
Pro Forma
(Pre-Dropdown)
(2)
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Base Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
(5)
(5)
Pro Forma Analysis
2014E 2015E 2016E 2017E Terminal CAGR
CMLP Distribution (Status Quo) $2.13 $2.38 $2.61 $2.82 $33.90 9.9%
Implied CMLP Unit Price $31.32 Terminal Value Assumption:
CMLP Unitholder Interest 1.000
8.32% Capitalization Rate
Implied Value to CMLP Unitholder $31.32
Premium to Current CMLP Unit Price 27.7%
NRGM Distribution (Pre-Dropdown) $1.75 $1.95 $2.07 $2.20 $31.38 7.8%
Implied NRGM Unit Price $28.00 Terminal Value Assumption:
CMLP Unitholder Interest 1.079 7.00% Capitalization Rate
Implied Value to CMLP Unitholder $30.21
(+) Special Distribution to CMLP Unitholder $0.41
Adjusted Value to CMLP Unitholder $30.62
Premium to Status Quo CMLP Unit Value (2.2%)
Premium to Current CMLP Unit Price 24.8%

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGY Pro Forma Yield

NRGM Pro Forma Yield

NRGM Pro Forma Yield

Greenhill

Pro Forma Sensitivity Analysis
Unit Spin, NRGY Acquires CMLP’s GP & IDRs & NRGM Acquires CMLP at 5% Premium
NRGY
2014E
Pro Forma
Distribution
Accretion
2015E
Pro Forma
Distribution
Accretion
Value
Creation
Relative to
Status Quo
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Base Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
Pro Forma Analysis
NRGM CMLP
CMLP
Base Case
4.00% (1.6%)
4.50% (1.6%)
5.00% (1.6%)
5.41% (1.6%)
6.00% (1.6%)
6.50% (1.6%)
CMLP
Base Case
4.00% 13.6%
4.50% 13.6%
5.00% 13.6%
5.41% 13.6%
6.00% 13.6%
6.50% 13.6%
CMLP
Base Case
4.00% 32.1%
4.50% 23.7%
5.00% 17.0%
5.41% 12.5%
6.00% 7.0%
6.50% 3.2%
CMLP
Base Case
5.50% 35.1%
6.00% 25.7%
6.50% 17.6%
7.00% 10.7%
7.50% 4.8%
8.00% (0.5%)
CMLP
Base Case
5.50% 11.3%
6.00% 11.1%
6.50% 11.0%
7.00% 10.8%
7.50% 10.6%
8.00% 10.5%
CMLP
Base Case
5.50% 19.0%
6.00% 10.7%
6.50% 3.8%
7.00% (2.2%)
7.50% (7.4%)
8.00% (12.0%)
CMLP
Base Case
5.50% 3.0%
6.00% 3.0%
6.50% 2.9%
7.00% 2.9%
7.50% 2.8%
8.00% 2.8%

NRGY Pro Forma Yield						

NRGM Pro Forma Yield						

NRGY Pro Forma Yield						

NRGM Pro Forma Yield						

NRGY Pro Forma Yield						

NRGM Pro Forma Yield						

NRGM Pro Forma Yield						

Greenhill

Pro Forma Sensitivity Analysis
Analysis at Various Prices – CMLP Base Case
NRGY
2014E
Pro Forma
Distribution
Accretion
2015E
Pro Forma
Distribution
Accretion
Value
Creation
Relative to
Status Quo
NRGM CMLP
NRGM 100% Unit Spin, GP
Transaction & MLP Merger
(CMLP Base Case)
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
Pro Forma Analysis
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
4.00% (0.0%) (0.3%) (0.6%) (0.9%) (1.2%) (1.6%)
4.50% (0.0%) (0.3%) (0.6%) (0.9%) (1.2%) (1.6%)
5.00% (0.0%) (0.3%) (0.6%) (0.9%) (1.2%) (1.6%)
5.41% (0.0%) (0.3%) (0.6%) (0.9%) (1.2%) (1.6%)
6.00% (0.0%) (0.3%) (0.6%) (0.9%) (1.2%) (1.6%)
6.50% (0.0%) (0.3%) (0.6%) (0.9%) (1.2%) (1.6%)
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
4.00% 14.8% 14.6% 14.3% 14.1% 13.8% 13.6%
4.50% 14.8% 14.6% 14.3% 14.1% 13.8% 13.6%
5.00% 14.8% 14.6% 14.3% 14.1% 13.8% 13.6%
5.41% 14.8% 14.6% 14.3% 14.1% 13.8% 13.6%
6.00% 14.8% 14.6% 14.3% 14.1% 13.8% 13.6%
6.50% 14.8% 14.6% 14.3% 14.1% 13.8% 13.6%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
4.00% 33.4% 33.2% 32.9% 32.6% 32.3% 32.1%
4.50% 25.0% 24.8% 24.5% 24.2% 24.0% 23.7%
5.00% 18.3% 18.0% 17.8% 17.5% 17.3% 17.0%
5.41% 13.7% 13.4% 13.2% 13.0% 12.7% 12.5%
6.00% 8.2% 7.9% 7.7% 7.5% 7.2% 7.0%
6.50% 4.3% 4.1% 3.8% 3.6% 3.4% 3.2%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
5.50% 4.3% 4.0% 3.8% 3.5% 3.3% 3.0%
6.00% 4.2% 4.0% 3.7% 3.5% 3.2% 3.0%
6.50% 4.2% 3.9% 3.7% 3.4% 3.2% 2.9%
7.00% 4.1% 3.9% 3.6% 3.4% 3.1% 2.9%
7.50% 4.1% 3.8% 3.6% 3.3% 3.1% 2.8%
8.00% 4.0% 3.8% 3.5% 3.3% 3.0% 2.8%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
5.50% 12.7% 12.4% 12.1% 11.8% 11.6% 11.3%
6.00% 12.6% 12.3% 12.0% 11.7% 11.4% 11.1%
6.50% 12.4% 12.1% 11.8% 11.5% 11.2% 11.0%
7.00% 12.2% 11.9% 11.6% 11.4% 11.1% 10.8%
7.50% 12.1% 11.8% 11.5% 11.2% 10.9% 10.6%
8.00% 11.9% 11.6% 11.3% 11.0% 10.8% 10.5%
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
5.50% 37.0% 36.6% 36.2% 35.9% 35.5% 35.1%
6.00% 27.3% 27.0% 26.7% 26.3% 26.0% 25.7%
6.50% 19.2% 18.9% 18.6% 18.2% 17.9% 17.6%
7.00% 12.2% 11.9% 11.6% 11.3% 11.0% 10.7%
7.50% 6.2% 5.9% 5.6% 5.3% 5.0% 4.8%
8.00% 0.9% 0.6% 0.3% 0.1% (0.2%) (0.5%)
CMLP Purchase Premium
0.0% 1.0% 2.0% 3.0% 4.0% 5.0%
5.50% 14.9% 15.7% 16.6% 17.4% 18.2% 19.0%
6.00% 6.9% 7.7% 8.5% 9.2% 10.0% 10.7%
6.50% 0.2% 0.9% 1.6% 2.3% 3.0% 3.8%
7.00% (5.6%) (4.9%) (4.3%) (3.6%) (2.9%) (2.2%)
7.50% (10.6%) (10.0%) (9.3%) (8.7%) (8.1%) (7.4%)
8.00% (15.0%) (14.4%) (13.8%) (13.2%) (12.6%) (12.0%)

1. Strategic Rationale
2. Exchange Ratio Update
3. Pro Forma Analysis
Appendix
I. Pro Forma Analysis – Supplementary Materials
II. Transaction Structure Diagram
III. Pro Forma Capital Structure

(2)
(3)
(1)
(3)
(2) (1)
(2)
(3)
(1)
Status Quo Distributions & Value Creation
Status Quo
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
NRGY
Status Quo
NRGM
Status Quo
CMLP
Status Quo
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); market data as of 4/29/2013
(3) Represents premium to 20-day VWAP as of 4/29/2013
Appendix
2014E 2015E 2016E 2017E Terminal CAGR
NRGM Distribution (Status Quo) $1.70 $1.76 $1.80 $1.88 $28.37 3.3%
Present Value @ 10% Discount Rate $1.62 $1.53 $1.42 $1.34 $19.37
Implied NRGM Unit Price $25.29
Terminal Value Assumption:
NRGM Unitholder Interest 1.000 6.62% Capitalization Rate
Implied Value to NRGM Unitholder $25.29
Premium to Current NRGM Unit Price 5.9%
2014E 2015E 2016E 2017E Terminal CAGR
CMLP Distribution (Status Quo) $2.13 $2.38 $2.61 $2.82 $33.90 9.9%
Present Value @ 10% Discount Rate $2.03 $2.06 $2.06 $2.02 $23.16
Implied CMLP Unit Price $31.32 Terminal Value Assumption:
CMLP Unitholder Interest 1.000 8.32% Capitalization Rate
Implied Value to CMLP Unitholder $31.32
Premium to Current CMLP Unit Price 27.7%
Present Value @ 10% Discount Rate
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.31 $1.45 $1.57 $1.69 $31.27 8.9%
$1.25 $1.25 $1.24 $1.21 $21.36
Implied NRGY Unit Price $26.31 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.41% Capitalization Rate
Implied Value to NRGY Unitholder $26.31
Premium to Current NRGY Unit Price 22.7%

Scenario Overview
NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)
($ in millions except per unit amounts)
Note: Market data as of 4/29/2013
(1) Based on 20-day VWAP as of 4/29/2013 per Bloomberg
NRGY
Inergy Holdings
GP (“IHGP”)
NRGM
GP Control
65.7% LP Interest,
GP Control + IDRs
Remaining
Operating Assets
100% Interest
100% LP Interest
NRGY Public
Unitholders
NRGY
NRGM
GP Control
15.0% LP Interest,
GP Control + IDRs
Remaining
Operating Assets
100% Interest
NRGY Public
Unitholders
NRGY Distributes a Portion of its NRGM
LP Interest Pro Rata to NRGY Unitholders
Inergy Holdings
GP (“IHGP”)
50.7%
LP Interest
100% LP Interest
34.3% LP Interest
NRGM Public
Unitholders
NRGM Public
Unitholders
34.3% LP Interest
Pro Forma Partnership Structure
NRGM Unit Spin Only
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
Appendix
(1)
(1)
NRGY Distributes NRGM Units to Unitholders
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Retained by NRGY (12.885)
NRGM Units Distributed to Unitholders 43.513
Current NRGM Unit Price $23.87
Market Value of NRGM Units Distributed $1,038.7
NRGY Current Units Outstanding 131.750
NRGY Current Unit Price $21.44
NRGY Current Market Capitalization $2,824.5
(-) Market Value of Units Distributed (1,038.7)
NRGY Pro Forma Market Capitalization $1,785.8
Implied Pro Forma NRGY Unit Price $13.55
Pro Forma NRGY 2014E Distribution $0.80
Implied Pro Forma NRGY Yield 5.9%
NRGM Units Distributed to Unitholders 43.513
NRGY Units Outstanding 131.750
NRGM Units Distributed / NRGY Unit Owned 0.330
Pro Forma Ownership
Beginning NRGM Units Owned by NRGY 56.399
(-) NRGM Units Distributed to Unitholders (43.513)
Pro Forma NRGM Units Owned by NRGY 12.885
NRGM Units Outstanding 85.903
NRGY Pro Forma Interest in NRGM 15.0%
NRGM Units Issued to NRGY Unitholders 43.513
NRGM Units Outstanding 85.903
NRGY Unitholder Pro Forma Interest in NRGM 50.7%

Note: Market data as of 4/29/2013
Pro Forma Financials – NRGY
NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)
NRGM Unit Spin Only
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
Appendix
($ in millions, except per unit amounts)
NRGY Status Quo Adjustments NRGY Pro Forma (Post-Spin)
FYE September 30, FYE September 30, FYE September 30,
Adjusted EBITDA Breakdown: 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E 2014E 2015E 2016E 2017E
EBITDA from Operating Assets $87.9 $102.4 $113.2 $116.5 $87.9 $102.4 $113.2 $116.5
Distributions from NRGM LP Interest 96.0 99.3 101.4 105.9 (74.1) (76.6) (78.2) (81.7) 21.9 22.7 23.2 24.2
Distributions from NRGM GP Interest 19.1 24.1 28.3 36.5 0.0 0.0 0.0 0.0 19.1 24.1 28.3 36.5
Other 0.2 0.2 0.2 0.2 0.0 0.0 0.0 0.0 0.2 0.2 0.2 0.2
Total Adjusted EBITDA $203.3 $226.1 $243.1 $259.1 $129.2 $149.5 $164.8 $177.4
Interest Expense (Net) ($14.1) ($17.2) ($18.5) ($18.0) ($14.3) ($17.8) ($19.5) ($19.2)
Maintenance Capex (4.0) (4.0) (4.0) (4.0) 0.0 0.0 0.0 0.0 (4.0) (4.0) (4.0) (4.0)
Total Distributable Cash Flow $185.2 $204.9 $220.6 $237.2 $111.0 $127.8 $141.4 $154.2
Distribution Coverage Ratio 1.07x 1.07x 1.07x 1.06x 1.05x 1.05x 1.05x 1.05x
Total Distributions Paid to LPs $172.8 $190.6 $206.5 $222.9 $105.7 $121.7 $134.7 $146.9
Beginning Common Units 131.750 131.750 131.750 131.750 131.750 131.750 131.750 131.750
New Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Ending Common Units 131.750 131.750 131.750 131.750 131.750 131.750 131.750 131.750
Average Common Units Outstanding 131.750 131.750 131.750 131.750 131.750 131.750 131.750 131.750
Distributable Cash Flow Per LP Unit $1.41 $1.56 $1.67 $1.80 $0.84 $0.97 $1.07 $1.17
Accretion / (Dilution) (%) (40.1%) (37.7%) (35.9%) (35.0%)
Paid Distribution Per LP Unit $1.31 $1.45 $1.57 $1.69 $0.80 $0.92 $1.02 $1.11
Accretion / (Dilution) (%) (38.8%) (36.2%) (34.8%) (34.1%)
Implied NRGY Unit Price @ 5.4% yield >>> $24.24 $26.74 $28.97 $31.27 Implied NRGY Unit Price @ 5.4% yield >>> $14.82 $17.07 $18.89 $20.61
Coverage Cash $12.4 $14.3 $14.1 $14.3 $5.3 $6.1 $6.7 $7.3
Growth Capex (8.1) (44.6) (2.0) (2.0) 0.0 0.0 0.0 0.0 (8.1) (44.6) (2.0) (2.0)
Free Cash Flow (Cash Shortfall) $4.3 ($30.3) $12.1 $12.3 ($2.8) ($38.5) $4.7 $5.3
Shortfall Coverage from Debt $0.0 ($30.3) $0.0 $0.0 ($2.8) ($38.5) $0.0 $0.0
Shortfall Coverage from Equity 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0
New Equity Issue Price $23.03 $25.40 $27.52 $29.70 $14.08 $16.21 $17.95 $19.58
New Intrepid Units Issued 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Post-Capital Raise Free Cash Flow $4.3 $0.0 $12.1 $12.3 $0.0 $0.0 $4.7 $5.3
Beginning Total Debt $330.6 $326.3 $356.6 $344.5 $0.0 $330.6 $333.4 $371.9 $367.2
Debt Drawdown (Paydown) (4.3) 30.3 (12.1) (12.3) 2.8 38.5 (4.7) (5.3)
Ending Total Debt $326.3 $356.6 $344.5 $332.2 $333.4 $371.9 $367.2 $361.8
Total Debt / Adjusted EBITDA 1.6x 1.6x 1.4x 1.3x 2.6x 2.5x 2.2x 2.0x
Total Net Debt / Adjusted EBITDA 1.6x 1.6x 1.4x 1.3x 2.6x 2.5x 2.2x 2.0x

(1)
(4)
(1)
(2)
(4)
(3)
(3)
NRGY
Status Quo
NRGY
Pro Forma
(Post-Spin)
Notes:
(1) Present value of projected distributions and terminal value at a 10% discount rate
(2) Includes pro rata share (0.330) of NRGM units distributed to per NRGY unit to legacy NRGY unitholders (see preceding Scenario
Overview page for details)
(3) Implied yield based on 20-day VWAP and latest quarterly distribution (annualized); market data as of 4/29/2013
(4) Represents premium to 20-day VWAP as of 4/29/2013
Pro Forma Distributions & Value Creation
NRGY Distributes NRGM Units to NRGY Unitholders (Targeting 15% Pro Forma Interest)
NRGM Unit Spin Only
Pre-Dropdown of Remaining Operating
Assets from NRGY to NRGM
NRGY Value Creation (Relative to Status Quo)
Appendix
2014E 2015E 2016E 2017E Terminal CAGR
NRGY Distribution (Status Quo) $1.31 $1.45 $1.57 $1.69 $31.27 8.9%
Implied NRGY Unit Price $26.31 Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.41% Capitalization Rate
Implied Value to NRGY Unitholder $26.31
Premium to Current NRGY Unit Price 22.7%
NRGY Distribution (Unit Spin Only) $0.80 $0.92 $1.02 $1.11 $20.61 11.6%
Implied NRGY Unit Price $17.24
Terminal Value Assumption:
NRGY Unitholder Interest 1.000 5.41% Capitalization Rate
Implied Value to NRGY Unitholder $17.24
(+) Pro Rata Share of NRGM Unit Value $8.35
Adjusted Value to NRGY Unitholder $25.59
Premium to Status Quo NRGY Unit Value (2.7%)
Premium to Current NRGY Unit Price 19.4%
NRGM LP Interest Retained by NRGY
0.0% 10.0% 15.0% 20.0% 30.0%
4.00% 12.0% 14.8% 16.2% 17.5% 20.3%
4.50% 5.3% 7.2% 8.1% 9.1% 11.0%
5.00% (0.2%) 1.1% 1.7% 2.3% 3.5%
5.41% (3.9%) (3.1%) (2.7%) (2.3%) (1.5%)
6.00%
(8.3%) (8.1%) (8.0%) (7.9%) (7.6%)
6.50%
(11.4%) (11.6%) (11.7%) (11.8%) (11.9%)

1. Strategic Rationale
2. Exchange Ratio Update
3. Pro Forma Analysis
Appendix
I. Pro Forma Analysis – Supplementary Materials
II. Transaction Structure Diagram
III. Pro Forma Capital Structure

Transaction Structure Diagram
Illustrative Transaction Steps
(1)(2)
NRGY
Crestwood
Holdings LLC
CMLP
Inergy
Holdings GP
Crestwood Holdings Acquires Inergy Holdings
GP from Inergy Holdings GP Stakeholders for Cash
1
NRGY Distributes 100% of its NRGM LP Ownership Interest
Pro Rata to Existing NRGY Unitholders
2
NRGM
LP Interest,
GP Control
+ IDRs
GP Control
CMLP Public
Unitholders
LP Interest
NRGY Distributes 100% of
its NRGM LP Ownership
Interest Pro Rata to
Existing NRGY Unitholders
Crestwood Holdings
Acquires Inergy Holdings
GP from IHGP
Stakeholders for Cash
LP Interest,
GP Control + IDRs
Remaining
Operating Assets
100% Interest
NRGY
Crestwood
Holdings LLC
CMLP NRGM
CMLP Public
Unitholders
LP Interest
Remaining
Operating Assets
100% Interest
LP Interest,
GP Control
+ IDRs
LP Interest
GP Control
NRGY Public
Unitholders
Notes:
(1) Steps 1-3 are assumed to occur simultaneously
(2) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)
Source: Company filings, Investor presentations
Appendix
LP Interest,
GP Control
+ IDRs

Transaction Structure Diagram (cont’d)
Illustrative Transaction Steps
(1)(2)
NRGY Acquires CMLP General Partner, IDRs, and Some
Portion of Crestwood Holdings’ Interest in CMLP (or Pro Forma
NRGM Units) (3) in Exchange for NRGY Units (Debt Free)
3
NRGY
Crestwood
Holdings LLC
CMLP
NRGY Acquires CMLP General Partner, IDRs, and
Some Portion of Crestwood Holdings’ Interest in
CMLP (or Pro Forma NRGM Units) (4) in Exchange
for NRGY Units (Debt Free)
NRGM
LP Interest,
GP Control
+ IDRs
GP Control
CMLP Public
Unitholders
Remaining
Operating Assets
100% Interest
GP Control
+ IDRs
NRGY
Crestwood
Holdings LLC
CMLP NRGM
CMLP Public
Unitholders
LP Interest
100% Interest
GP Control
+ IDRs
LP Interest,
GP Control
+ IDRs
NRGM Acquires CMLP from Crestwood Holdings and
Public Unitholders in a Unit-for-Unit Exchange Plus a
One-Time Cash Payment
4
Remaining
Operating Assets
LP Interest
NRGM Acquires CMLP from
Crestwood Holdings and
Public Unitholders in a Unit-for-
Unit Exchange Plus a
One-Time Cash Payment
LP Interest
+ GP Control
LP Interest
Notes:
(1) Steps 1-3 are assumed to occur simultaneously
(2) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)
(3) Determination of units to be made at Crestwood’s discretion; pricing to be determined at time of transaction
Source: Company filings, Investor presentations
Appendix

Transaction Structure Diagram (cont’d)
Illustrative Transaction Steps
(1)(2)
NRGY
Crestwood
Holdings LLC
NRGM
NRGY Public
Unitholders
Former CMLP
Operating Assets
100% Interest
LP Interest
+ GP Control
Remaining
Operating Assets
100% Interest
LP Interest
NRGM Public
Unitholders
LP Interest
GP Control
+ IDRs
Notes:
(1) Steps 1-3 are assumed to occur simultaneously
(2) Step 4 (Merger of NRGM and CMLP) not a condition for closing of Step 3 (NRGY acquisition of CMLP general partner IDRs and portion of CMLP LP interest from Crestwood Holdings)
Source: Company filings, Investor presentations
Pro Forma Partnership Organizational Structure
Appendix

1. Strategic Rationale
2. Exchange Ratio Update
3. Pro Forma Analysis
Appendix
I. Pro Forma Analysis – Supplementary Materials
II. Transaction Structure Diagram
III. Pro Forma Capital Structure

Pro Forma Capital Structure
(1)
Appendix
Crestwood Holdings
$63mm PF Distributions
5.5x PF Leverage
4.7x PF System Leverage
21.8mm
NRGM
Units
53.8mm
NRGY
Units
$350mm Term Loan
$200mm Revolver;
$14.4mm drawn at close
$325mm Term Loan
$14.4mm other
$1,000mm Revolver;
$586.0mm drawn at close
$350mm 7.75% Sr. Notes
due 2019
$500mm 6.00% Sr. Notes
due 2020
6.8mm
NRGM
Units
Inergy, L.P. (NRGY)
$127mm PF 2013E EBITDA
2.8x PF Leverage
3.9x PF System Leverage
Inergy Midstream (NRGM)
$373mm PF 2013E EBITDA
3.9x PF Leverage
Existing $550mm revolver would be replaced with
$200mm revolver and $325mm term loan
Tres Palacios and Inergy Service assets and
operations will remain at NRGY
Revolver would be amended / upsized
Between T+0-30, C-o-C amendment sought;
between T+30-90, upsize syndicated
C-o-C in the existing bonds would be triggered if (i)
50%+ beneficial ownership change of OpCo or the
GP level and (ii) a ratings downgrade within 90
days
$500mm bridge would be in place to backstop a
potential (though unlikely) change of control of
NRGM's bonds
Notes: Market data as of 4/29/2013
(1) Pro forma financial information and credit statistics as presented in draft Citi Ratings Agency presentation (4/30/2013)
Source: Capital IQ, FactSet